UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 23, 2001


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                         87-0342734
    -------------------------------                     ------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              ---------------------
                     Address of principal executive offices


                 Registrant's telephone number: (801) 566-1200
                                                 --------------

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                              ITEM 5. OTHER EVENTS

--------------------------------------------------------------------------------



     On January 23, 2001 the Company announced, by press release, its audited income statement results for 2000.

       Because the 10-K for 2000 will not be filed until late March 2001, the Company is providing additional financial information.





                       UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                       --------------------------------------------
                           CONSOLIDATED CONDENSED BALANCE SHEETS
                           -------------------------------------
                                 (in thousands - audited)



ASSETS                                             DECEMBER 31, 2000   DECEMBER 31, 1999
------                                             -----------------   -----------------
CURRENT ASSETS:
Cash                                                        $    414           $    647
Accounts receivable - net                                      3,979              4,077
Inventories                                                    3,005              3,190
Other current assets                                             666                624
                                                            ---------          ---------
Total current assets                                           8,064              8,538

PROPERTY AND EQUIPMENT - NET                                   9,789             11,013

INTANGIBLE ASSETS - NET                                        7,570              8,205
                                                            ---------          ---------
TOTAL                                                       $ 25,423           $ 27,756
                                                            =========          =========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
Accounts payable                                            $    683           $    544
Accrued expenses                                               1,963              2,117
                                                            ---------          ---------
Total current liabilities                                      2,646              2,661

NOTES PAYABLE                                                 10,000              5,934

DEFERRED INCOME TAXES                                            430                372
                                                            ---------          ---------
Total liabilities                                             13,076              8,967
                                                            ---------          ---------
STOCKHOLDERS' EQUITY:
Common stock                                                      50                 64
Cumulative foreign currency translation adjustment            (1,559)            (1,250)
Retained earnings                                             13,856             19,975
                                                            ---------          ---------
Total stockholders' equity                                    12,347             18,789
                                                            ---------          ---------
TOTAL                                                       $ 25,423           $ 27,756
                                                            =========          =========

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                  UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                  --------------------------------------------
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                   -------------------------------------------
               YEARS ENDED DECEMBER 31, 2000 AND DECMBER 31, 1999
               --------------------------------------------------
                 (in thousands, except per share data - audited)


                                                        2000             1999
                                                     ----------       ----------
NET SALES                                             $ 27,193         $ 29,444

COST OF SALES                                           12,068           13,648
                                                      --------         --------
GROSS MARGIN                                            15,125           15,796
                                                      --------         --------
EXPENSES:

Selling, general and administrative                      6,191            6,795
Research & development                                     568              719
                                                      --------         --------
INCOME FROM OPERATIONS                                   8,366            8,282

Dividend and interest income                                39               34
Royalty income                                             452              529
Interest expense                                          (496)            (296)
Other, net                                                  58               (4)
                                                      --------         --------
INCOME BEFORE INCOME TAX EXPENSE                         8,419            8,545

INCOME TAX EXPENSE                                       3,046            3,077
                                                      --------         --------
NET INCOME                                            $  5,373         $  5,468
                                                      ========         ========
BASIC EARNINGS PER SHARE                              $   0.90         $   0.76
                                                      ========         ========
DILUTED EARNINGS PER SHARE                            $   0.90         $   0.76
                                                      ========         ========
SHARES OUTSTANDING - BASIC                               5,954            7,187
                                                      ========         ========
SHARES OUTSTANDING - DILUTED                             5,978            7,197
                                                      ========         ========

                  UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                  --------------------------------------------
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                 -----------------------------------------------
                            (in thousands - audited)

                                                        Years ended December 31,
                                                        ------------------------
                                                           2000          1999
                                                        ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $  5,373      $  5,468
                                                        ----------    ----------
Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization                           2,191         2,192
    Other adjustments, net                                     22           (93)
Changes in operating assets and liabilities:
    Accounts receivable - trade                                56             1
    Accrued interest and other receivables                    (11)          404
    Inventories                                               165           903
    Prepaid expenses                                           27           (14)
    Accounts payable                                          149            21
    Accrued expenses                                         (147)          221
    Deferred revenue                                            0            (2)
                                                        ----------    ----------
Net cash provided by operating activities                   7,825         9,101
                                                        ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for:
    Property and equipment                                   (361)         (684)
    Intangible assets                                        (250)           (2)
Proceeds from sale of property and equipment                   11             1
                                                        ----------    ----------
Net cash used in investing activities                        (600)         (685)
                                                        ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock                         85            98
Common stock purchased and retired                        (11,598)      (12,058)
Increase in note payable                                    4,066         2,840
                                                        ----------    ----------
Net cash used in financing activities                      (7,447)       (9,120)
                                                        ----------    ----------

Effect of exchange rate changes on cash                       (11)          (16)
                                                        ----------    ----------
NET INCREASE (DECREASE) IN CASH                              (233)         (720)

CASH AT BEGINNING OF PERIOD                                   647         1,367
                                                        ----------    ----------
CASH AT END OF PERIOD                                    $    414      $    647
                                                        ==========    ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for income taxes           $  3,308      $  2,972
  Interest                                               $    496      $    296



                    UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                    --------------------------------------------
                   SELECTED FINANCIAL RATIOS AND OTHER COMPARISONS
                   -----------------------------------------------


                                                                 2000          1999
                                                           -----------    ----------
Gross Profit Margin (% of sales)                                 55.6%         53.6%
Operating Profit Margin (% of sales)                             30.8%         28.1%
Net Profit Margin (% of sales)                                   19.8%         18.6%

EBITDA (million $)                                               11.1          11.0

Current Ratio                                                     3.0           3.2
Accounts Receivable balance (based on latest 90 days sales)      53.6          49.1
Accounts Receivable - portion over 90 days since invoice          5.6%          2.6%
Inventory Turns (based on latest 90 days sales)                   3.8           4.2

Return on Equity                                                 34.5%         24.4%
Return on Assets                                                 20.2%         18.3%
End-of-Year Shares Outstanding                              5,002,803     6,453,311
Growth or (Decline) from Prior Year
       Sales                                                     (7.6%)         6.4%
       Gross Profit                                              (4.3%)        11.4%
       Operating Profit                                           1.0%         25.4%
       Net Profit                                                (1.7%)        12.6%
       Earnings Per Share                                        18.3%         29.4%

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                                   SIGNATURES

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   Pursuant to the  requirements  of the  Securities  Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                ---------------------------
                                                REGISTRANT





Date:   1/29/01                                 By: \s\ Kevin L. Cornwell
      -------------                                -------------------------
                                                   Kevin L. Cornwell
                                                   CEO